Exhibit 10.9

                          HOLT'S CIGAR HOLDINGS, INC
                        1997 INCENTIVE STOCK OPTION PLAN

     1. Purpose


     Holt's Cigar Holding's, Inc. (the "Company") has adopted the 1997 Stock Option Plan (the "Plan"), effective as of October 1,1997.

     The purpose of the Plan is to enable the Company to attract, retain and reward key employees and officers (collectively referred to as "Key Employees") by offering them an opportunity to have a greater proprietary interest in and closer identity with the Company and its financial success. The Plan will provide a means whereby such Key Employees may purchase shares of the Company's no par value common stock (or any class of stock into which the common stock is converted or reclassified as provided in Section 21 hereof) (the "Common Stock") pursuant to (i) options which qualify as incentive stock options ("ISO") under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"); or
(ii) non-qualified stock options ("NSO") (collectively, the ISO's and the NSO's are referred to as "Options"). An Option that is not an ISO shall be an NSO.

     2. Administration


     The Plan shall be administered by the Board of Directors of the Company (the "Board"), which, to the extent it shall determine, may delegate its powers with respect to the administration of the Plan (except its powers pursuant to Section 22, below) to a committee of Directors. In the event that the Board chooses to appoint such a Committee of Directors, references herein to the Board (except solely with respect to Section 22, below) shall be deemed to refer to such Committee.

     Subject to the provisions of the Plan, the Board shall have authority: (i) to construe and interpret the Plan; (ii) to define the terms used herein; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to determine the individuals to whom, and the time or times at which Options shall be granted, whether such Options shall be incentive stock options or nonqualified stock options, the number of shares to be subject to each Option, the Option price, the vesting period for each Option, the number of installments, if any, in which each Option may be exercised, and the duration of each Option; (v) to approve and determine the duration of leaves of absence which may be granted to participants in the Plan ("Participants") without constituting a termination of Employment for the purposes of the Plan; and (vi) to make all other determinations necessary or advisable for the administration of the Plan. All determinations and interpretations made by the Board shall be binding and conclusive on all Participants in the Plan and their legal representatives and beneficiaries. No member of the Board shall be liable for any action taken or determined to be in good faith.

     3. Shares Subject to the Plan


     Subject to adjustment as provided for in Section 21, below, the shares to be offered under the Plan shall consist of the Company's authorized but unissued no par value Common Stock, and the aggregate number of shares of such Common Stock which may be issued upon the exercise of all Options under the Plan shall not exceed 300,000 shares. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for Options to be granted under the Plan.

     4. Eligibility and Participation.


     All officers and other key employees of the Company, or any of its subsidiary corporations hereinafter created shall be eligible for selection to participate in the Plan. For all purposes of the Plan, subsidiary corporations shall have the meaning provided in Section 424(f) of the Code. An individual who has been granted an Option may, if such individual is otherwise eligible, be granted an additional Option or Options if the Board shall so determine, subject to the other provisions of the Plan. No ISO may be granted to any person who, at the time the ISO is granted, is not an employee of the Company.

     5. Option.

     The following provisions shall apply to each Option granted to a Key
Employee:

     (a) Options may be granted to Key Employees at any time and from time to time as shall be determined by the Board. The Board shall have complete discretion in determining the number of shares of Common Stock subject to Options granted to each Key Employee. The Board may grant any type of Option to purchase Common Stock that is permitted by law at the time of the grant, including ISO's. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will not be ISO's.

     (b) Each Option shall be evidenced by a written agreement specifying, at a minimum, the following: the type of Option granted; the Option exercise price; the terms for payment of the exercise price; the duration of the Option; and the number of shares of Common Stock to which the Option pertains (the "Option Agreement"). The Option agreement may also contain

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         a vesting schedule, a noncompetition agreement, a confidentiality provision, provisions for forfeiture in the event of termination of Key Employee's employment by the Company and such conditions and restrictions and other terms as the Board shall determine. Option Agreements need not be identical.

     (c) The Board, in its discretion, shall have the power to accelerate the dates for exercise of any or all Options, or any part thereof, granted to a Key Employee under the Plan.

     6. Required Terms and Conditions of ISO's.

     The provisions of each ISO granted to a Key Employee under this Section 6 shall be interpreted in a manner consistent with the provisions of Section 422 of the Code and with all regulations issued thereunder. Each ISO granted to a Key Employee shall be in such form and subject to such restrictions and conditions and other terms as the Board may determine at the time of the grant, subject to the general provisions of the Plan, Section 422 of the Code, the applicable Option Agreement and the following specific rules:

     (a) Exercise Price. Except as otherwise provided, the per share exercise price of each ISO shall be at least one hundred (100%) percent of the Fair Market Value of the Common Stock at the time such ISO is granted, provided that in the case of an ISO granted to a Key Employee who at the time of the grant owns (as defined in Section 424(d) of the Code) stock of the Company or its subsidiaries, if any, possessing more then ten (10%) percent of the total combined voting power of all classes of stock of any such corporation, the exercise price shall be at least one hundred ten (110%) percent of the Fair Market Value of the Common Stock subject to the ISO at the time such ISO is granted and the ISO by its terms shall not be exercisable after the expiration of five
         (5) years from the date the ISO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to such ISO.

     (b) Maximum Term. Subject to earlier termination as provided in Section 10, below, each ISO shall expire on the date determined in the applicable Option Agreement at the time the ISO is granted, provided that no ISO shall be exercisable after the expiration of ten (10) years from the date it is granted, except as otherwise provided in subsection (a) next above.

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

     (c) Time of the Essence. The Board shall specify in each Option Agreement, at the time each ISO is granted, that the duration of each ISO and the time or times within which (during the term of the ISO) all or portions of each ISO may be exercised, except to the extent other terms of exercise specifically provided by other provisions of the Plan.

     (d) Value of Shares. The aggregate Fair Market Value (determined at the time of the grant) of Common Stock with respect to which ISO's are exercisable for the first time by a Key Employee during any calendar year (under all option plans of the Company, or of any corporation, which, at the time such ISO is granted, is a parent or subsidiary of the Company, or is a predecessor corporation of any such corporation) shall not exceed One Hundred Thousand ($100,000) Dollars. If the aggregate Fair Market Value (determined at the time of the grant) of the stock subject to an Option, which first becomes exercisable in any calendar year and during this period exceeds the limitation of this subsection, so much of the Option that does not exceed the applicable dollar limit shall be an ISO and the remainder shall be an NSO; but in all other respects, the original Option Agreement shall remain in full force and effect.

     (e) Conversion. The Board may, in its sole discretion, cause the Company to convert an ISO to an NSO upon such terms and conditions and in such manner as the Board deems equitable.

     7. Required terms and Conditions of NSO's.

     (a) Exercise Price. The number of shares of Common Stock subject to each NSO and the per share exercise price of each NSO shall be determined by the Board at the time the NOS is granted, provided that such exercise price shall not be less than one hundred (100%) percent of the Fair Market Value of the Common Stock on the date the NSO is granted. In no event may the exercise price be less than the par value of the Common Stock subject to such NSO.

     (b) Maximum Term. Subject to earlier termination as provided in Section 8, below, each NSO shall expire on the date determined in the applicable Option Agreement at the time the NSO is granted, provided that no NSO shall be exercisable after the expiration of ten (10) years from the date it is granted.

     (c) Time of the Essence. The Board shall specify in each Option
         Agreement, at the time each NOS is granted, that the duration of each NSO and the time or times within which (during the term of the NSO) all or portions of each NSO may be exercised, except to the extent other terms of exercise specifically provided by other provisions of the Plan.

     8. Expiration of Options Granted to Key Employees: Termination of Employment, Disability, Death, or Retirement and Expiration of Restrictions upon Occurrence of Specific Events.

     (a) General Rule. Except with respect to Options expiring pursuant to subsection 8(b) or (c), below, each Option granted to a Key Employee shall, unless sooner expired pursuant to subsection 10(e) below, expire on the expiration date or dates set forth in the applicable Option Agreement. Each Option expiring pursuant to subsection 10(b), (c) or (d) below shall expire on the date set forth in subsection 8(b) or (c) notwithstanding any restrictions and conditions that may be contained in a Key Employee's Option Agreement.

     (b) Expiration Upon Termination of Employment. An Option granted to a Key Employee shall expire on the first to occur of: (i) the applicable date or dates determined pursuant to subsection 8(a); or (ii) the date that the employment of the Key Employee with the Company or its subsidiaries (if any) terminates for any reason other than death or disability pursuant to subsection 8(c). Notwithstanding the preceding provisions of this subsection 8(b), the Board, in its sole discretion, may permit a Key Employee (1) to exercise an Option that is exercisable immediately prior to termination of employment, notwithstanding any restrictions and conditions that may be contained in such Key Employee's Option Agreement, during a period not to exceed ninety (90) days following such Key Employee's termination of employment, and/or (2) to exercise an Option that becomes exercisable after termination of employment and prior to the expiration of such ninety (90) day period, during such period. In no event, however, may the Board permit such Key Employee to exercise an Option under this subsection 8(b) after the expiration date or dates set forth in the applicable Option Agreement.

     (c) Expiration Upon Disability or Death. If the employment of a Key Employee with the Company and its subsidiaries (if any) terminates by reason of disability (as determined by the Board) or death, such Key Employee's unexpired Options or portions thereof, if any, held on the date of disability or death that would expire pursuant to the terms of such Key

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

Employee's Option Agreement or Agreement during the twelve (12) month period commencing on the date of disability or death, shall expire on the last day of such twelve (12) month period. During such twelve (12) month period, any such Option or portion thereof referred to in the preceding sentence may be exercised by such Key Employee, or the person specified in Section 9, below, with respect to the same number of shares and in the same manner and to the same extent as if the Key Employee had continued as a full-time employee of the Company or its subsidiaries (if any) during such twelve (12) month period. Any unexpired
Option or portion thereof held by a Key Employee on the date of disability or death, that would expire pursuant to the terms of such Key Employee's Option Agreement on a date more than twelve (12) months after the date of disability or death, shall expire unexercised on the date of disability or death.

     9. Method of Exercise of Options.

     Any Option granted under the Plan may be exercised by the Participant, by a legatee or legatees of such Option under the Participant's Last Will, by his executors, personal representatives or distributees, or by his assignee or assignees as provided in Section 11, below, by delivering to the Secretary of the Company written notice of the number of shares of Common Stock with respect to which the Option is being exercised, accompanied by full payment to the Company of the exercise price of the shares being purchased under such Option, and by satisfying all other conditions provided for in the Plan. Except as otherwise provided in the Plan, the exercise price of Common Stock upon exercise of any Option by a Key Employee shall be paid in full in cash; or at the Board's discretion in any of the following manners: (i) in Common Stock valued at its Fair Market Value on the date of Exercise; (ii) in cash by a broker-dealer to whom the holder of the Option has submitted an exercise notice consisting of a fully endorsed Option; (iii) by agreeing to surrender to the Company Options then exercisable by such Key Employee valued at the excess of aggregate Fair Market Value of the Common Stock subject to such Options on the date of exercise over the aggregate option price of such Common Stock; (iv) by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of such Option having an aggregate Fair Market Value on the date of exercise equal to the exercise price of such Option; or (vi) by such other medium of payment as the Board, in its discretion, shall authorize, or any combination of the foregoing at the discretion of the Board, or in any manner

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

provided in an Option Agreement. In the case of payment pursuant to (i), (ii),
(iii) or (iv), above, the Participant's election must be made on or prior to the date of the exercise of the Option and must be irrevocable.

     10. Terms and Conditions of Options.

     (a) Each Key Employee shall agree to such restrictions and conditions and other terms in connection with the exercise of an Option, including restrictions and conditions on the disposition of the Common Stock acquired upon the exercise, grant or sale thereof, as the Board may deem appropriate. The certificates delivered to a Participant or to the Secretary of the Company evidencing the shares of Common Stock acquired upon the exercise of an Option, shall bear a legend referring to the conditions and restrictions and other terms contained in the respective Option Agreement and the Plan, and the Company may place a stop-transfer order with its transfer agent (if any) against the transfer of such shares. If requested to do so by the Board at the time of exercise of an Option, each Participant shall execute a written instrument stating that such Participant is purchasing the Common Stock for investment and not with any present intention to sell same. In addition, if at the time an Option is exercised the Company's shares of Common Stock are not publicly traded on a national securities exchange or market, the Participant shall be required to execute a Stock Restriction Agreement in a form acceptable to the Board, which among other things, restricts the sale or transfer of the shares of Common Stock issued upon an exercise of an Option and grants to the Company a right to repurchase the shares until such time as the shares of the Company's Common Stock are publicly traded on a national securities exchange or market.

     (b) The obligations of the Company to sell and deliver the Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, but not by way of limitation, the effectiveness of a registration statement under the Securities Act of 1933, if deemed necessary or appropriate by the Board, of the Common Stock, Options and other securities reserved for issuance or that may be offered under the Plan. A Participant shall have no rights as a stockholder with respect to any shares covered by an Option granted to, or exercised by such Participant, until the date of delivery of a stock certificate to such Participant for such shares. No adjustment shall be made for dividends or rights for which the record date is prior to the date such stock certificate is delivered.

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

     11. Nontransferability.

     (a) Except as provided in subsection (b) next below, Options granted under the Plan and any rights and privileges pertaining thereto, may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or be the laws of descent and distribution and shall not be subject to execution, attachment or similar process. The granting of an Option shall impose no obligation upon the applicable Participant to exercise such Option.

     (b) Notwithstanding the provisions of subsection (a) above, a Participant, at any time prior to his death, may assign all or any portion of an Option granted to him (other than an ISO) to: (i) his spouse or lineal descendant; (ii) the trustee of a trust for the sole benefit of his spouse and lineal descendants; or (iii) a partnership of which his spouse and lineal descendants are the only partners, In such event, the spouse, lineal descendants, trustees or partnership will be entitled to all of the rights of the Participant with respect to the assigned portion of such Options, and such portions of the Options will continue to be subject to all the terms, conditions and restrictions applicable to the Options, as set forth herein and in the related Option Agreements, immediately prior to the effective date of the assignment. Any such assignment will be permitted only if: (A) the Participant does not receive any consideration for such assignment; and (B) the assignment is expressly permitted by the applicable Option Agreement as approved by the Board. Any such assignment shall be evidenced by an appropriate written document executed by the Participant, and a copy thereof shall be delivered to the Company on or prior to the effective date of the assignment in a form acceptable to the Board.

     12. Indemnification of the Board.

     In addition to such other rights of indemnification as they may have as members of the Board, or as members of the Committee, or as its delegates, the members of the Board, and its delegatees shall be indemnified by the Company against: (a) the reasonable expenses (as such expenses are incurred), including attorney's fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding (or in connection with any appeal thereto), to which they or any of them may be a party by reason of any action

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

taken or failure to act under or in connection with the Plan, any Option; and
(b) against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) and paid by them in satisfaction of any judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board member or delegatee is liable for gross negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or proceeding, a Board member or delegatee shall, in writing, offer the Company the opportunity, at its own expense, to handle and defend same.

     13. No Contract of Employment.

     Neither the adoption of the Plan nor the grant of any Option shall be deemed to obligate the Company or any subsidiary (if any) to continue the employment of any Key Employee for any particular period, nor shall the granting of any Option constitute a request or consent to postpone the retirement date of any Key Employee.

     14. Termination and Amendment of Plan.

     (a) No ISO's shall be granted under the Plan for more than ten (10) years after the first to occur of: (i) the date the Plan was adopted by the Board; or
(ii) the date the Plan was approved by the stockholders of the Company. The Board may at any time terminate, suspend or modify the Plan without the authorization of stockholders to the extent allowed by law.

     (b) The Board may at any time suspend or terminate the Plan. The Board may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision shall, unless appropriate shareholder approval of such amendment or revision is obtained, increase the maximum number of shares in the aggregate which may be sold pursuant to Options granted under the Plan, except as permitted under the provisions of Section 22, below, or change the minimum purchase price of ISO's set forth or increase the maximum term of ISO's as provided for in Section 6, above, or permit the granting of Options to anyone other than as provided in Section 4, above.

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

     (c) No termination, suspension or modification of the Plan shall adversely affect any right acquired by any Participant under an Option granted before the date of such termination, suspension or modification, unless such Participant shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided for herein does not adversely affect any such right. Any Member of the Board who is an officer or employee of the Company shall be without vote on any proposed amendment to the Plan, or any other matter which might affect that member's individual interest under the Plan.

     15. Effective Date of Plan.

     The Plan shall become effective upon the adoption by the Board; provided however, that it shall be submitted for approval by the holders of a majority of the outstanding shares of Common Stock of the Company present, or represented, and entitled to vote at a stockholders' meeting (or submitted for approval by an Action by Unanimous Consent of such shareholders) within twelve (12) months of the date of Board adoption. Any Option granted prior to such shareholder approval shall be null and void if such stockholder approval is not obtained.

     16. Withholding Taxes.

     Whenever the Company proposes or is required to transfer or issue shares of Common Stock to a Participant under the Plan, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates evidencing such shares. If such certificates have been delivered prior to the time a withholding obligation arises, the Company shall have the right to require the Participant to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements at the time such obligation arises and to withhold from other amounts payable to such Participant, as compensation or otherwise, as necessary to satisfy any withholding requirements. Whenever payments under the Plan are to be made to a Participant in cash, such payments shall be net of any amounts sufficient to satisfy all federal, state and local withholding tax requirements.

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

     If the holder of shares of Common Stock purchased in connection with the exercise of an ISO disposes of such shares within two (2) years from the date such ISO was granted; or within one (1) year of the exercise of any ISO, such Participant shall immediately notify the Company of such disposition and remit such amounts as are necessary to satisfy applicable withholding requirements including those arising under federal income tax laws. If such holder does not remit such amount, the Company may withhold all or any portion of any salary, bonus or other compensation payments then or in the future owed to such holder as necessary to satisfy such requirements.

     17. Leaves of Absence.

     The Board shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan regarding any leave of absence taken by a Key Employee who is the recipient of any Option. Without limiting the generality of the foregoing, the Board shall be entitled to determine (a) whether or not such leave of absence shall constitute a termination of employment within the meaning of the Plan, and (b) the impact, if any, of any such leave of absence on Options under the Plan theretofore made to any Key Employee who takes such leave of absence.

 18. Governing Law.

     The Plan, and all Option Agreements hereunder, shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, and in the case of ISO's, Section 422 of the Code and regulations issued thereunder.

     19. Fair Market Value.

     "Fair Market Value" as of a given date for all purposes of the Plan and any Option Agreement, means: (a) if the Common Stock is listed on a national securities exchange, the average of the closing price prices of the Common Stock on the composite tape for the five (5) consecutive trading days immediately preceding such given date; (b) if the Common Stock is traded on an exchange or market in which prices are reported on a bid and asked price basis, the average of the mean between the bid and asked prices for the Common Stock at the close of trading for the five (5) consecutive trading days immediately preceding such given date; and (c) if the Common Stock is not listed


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

on a national securities exchange nor traded on the over-the-counter market, such value as the Board, in good faith, shall determine. Notwithstanding any provision of the Plan to the contrary, no determination made with respect to the Fair Market Value of Common Stock subject to an ISO shall be inconsistent with
Section 422 of the Code or regulations issued thereunder.

     20. Successors.

     In the event of a sale of substantially all of the assets of the Company, or a merger, consolidation or share exchange involving the Company, all obligations of the Company under the Plan with respect to Options granted hereunder shall be binding on the successor to the transaction. Employment of a Key Employee with such a successor shall be considered employment of the Key Employee with the Company for purposes of the Plan.

     21. Notices.

     Notices given pursuant to the Plan shall be in writing and shall be deemed received when personally delivered, when delivered by a nationally recognized overnight delivery or courier service; or when received as evidenced by a return receipt when such notice is delivered by United States Postal Service by registered or certified mail, postage prepaid. Notice to the Company shall be directed to the President.

     22. Adjustments

     If the outstanding shares of the Common Stock of the Company (or any other class of shares or securities which shall have become eligible for grant under the Plan pursuant to this sentence) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company through reorganization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, an appropriate and proportionate adjustment shall be made in the maximum number and kind of shares as to which Options may be granted under the Plan. A corresponding adjustment changing the number and kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in the outstanding Options shall be made without change in the

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

aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by such Options.

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon the sale of substantially all of the property or more than eighty (80%) percent of the then outstanding stock of the Company to another corporation(s), the Plan shall terminate, and all Options theretofore granted hereunder shall terminate; provided, however, that not withstanding the foregoing, the Board shall provide in writing in connection with such transaction for any or all of the following alternatives (separately or in combinations): (i) for the Options theretofore granted to become immediately exercisable notwithstanding the provisions of Section 7, above; (ii) for the assumption by the successor corporation of the Options theretofore granted or the substitution by such corporation for such Options and rights of new Options and rights covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Options theretofore granted shall continue in the manner and under the terms so provided; or (iv) for the payment of cash or stock in lieu of and in complete satisfaction of such Options.

     Adjustments under this Section 22 shall be made by the Board, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. No fractional shares of stock shall be issued under the Plan on any such adjustment.



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



                           HOLT'S CIGAR HOLDINGS, INC.
                        INCENTIVE STOCK OPTION AGREEMENT


     An incentive stock option ("Stock Option") is hereby granted by, Holt's Cigar Holdings, Inc., a Delaware corporation ("Company"), to the key employee named below ("Key Employee"), for and with respect to common stock of the Company, no par value per share ("Common Stock"), subject to the following terms and conditions:

     1. Subject to the provisions set forth herein and the terms and conditions of the Company's 1997 Stock Option Plan ("Plan"), the terms of which are hereby incorporated by reference, and in consideration for the agreements of Key Employee herein provided, the Company hereby grants to Key Employee a Stock Option intended to be an Incentive Stock Option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, all as set forth below. At the time of exercise of the Stock Option, payment of the purchase price must be made in cash, or if the Board of Directors in its discretion agrees at such time to so accept, then by the delivery to the Company of other Common Stock owned by Key Employee, valued at its fair market value on the date of exercise, or in some combination of cash and such Common Stock so valued. Upon the exercise of a Stock Option, the Board of Directors shall have the right to require the Key Employee to remit to the Company, in any such manner or combination or manners permitted under the terms of the Plan, an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to the delivery by the Company of any certificate for share of Common Stock.

 Name of Key Employee:

 Number of Shares Subject to Stock Option:

 Exercise Price Per Share:

 Date of Grant



 2.   Exercise Schedule                 Commencement Date                    Expiration Date
      -----------------                 -----------------                    ---------------
     Number of Shares of           1 year from date of grant           5 years from date of grant
  Common Stock Subject to          2 years from date of grant          5 years from date of grant
        Stock Option               3 years from date of grant          5 years from date of grant


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     3. The exercise of the Stock Option is conditioned upon the acceptance by
Key Employee of the terms hereof as evidenced by his execution of this Agreement and the return of an executed copy to the Secretary of the Company no later than
__________________________________.

     (a) If Key Employee's employment with the Company and any subsidiaries is terminated for any reason other than for death or disability, the Stock Option shall expire on the date of termination of employment; provided that the Board in its sole discretion, by written notice given to Key Employee, may permit Key Employee to exercise the Stock Option during a period ending on the earlier of:
(i) ninety (90) days after such termination of employment; or (ii) the date the Stock Option expires in accordance with its terms. During such periods, the Stock Options may be exercised by Key Employee with respect to the same number of shares of Common Stock, in the same manner, and to the same extent, which the Key Employee could have exercised on the date of termination, and the Stock Option shall be cancelled with respect to all remaining shares of Common Stock

     (b) If Key Employee's employment with the Company and any subsidiaries is terminated due to his disability or death, the Stock Option may be exercised by the Key Employee with respect to the same number of shares of Common Stock, in the same manner, and to the same extent as if Key Employee had continued employment for the twelve (12) month period after his termination of employment and the Stock Option shall be cancelled with respect to all remaining shares of Common Stock; provided that in the event Key Employee shall die at a time when the Stock Option, or a portion thereof, is exercisable by him, the Stock Option shall be exercisable in whole or in part during the applicable period set forth herein by legatee or legatees of the Key Employee under Key Employee's will, or by his executors, personal representatives or distributee.

     (c) Written notice of an election to exercise any portion of the Stock Option, specifying the portion thereof being exercised and the exercise date, shall be given by Key Employee, or his personal representative in the event of Key Employee's death, by delivering such notice to the Secretary of the Company at the principal executive offices of the Company no later than the exercise date: (i) in person; (ii) by a nationally recognized overnight delivery service; or (iii) by delivery of the United States Postal Service by registered or certified mail, postage pre-paid with the delivery evidenced by return receipt

     4. The Stock Option may be exercised only by Key Employee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution. The Stock Option shall not otherwise be transferred, assigned, pledged or hypothecated for any purpose whatsoever and is not subject, in whole or in part, to execution, attachment, or similar process. Any attempted assignment, transfer, pledge or hypothecation or other disposition of the Stock Option, other than in accordance with the terms set forth herein, shall be void and of no effect.

     5. Neither Key Employee nor any other person entitled to exercise the Stock Option under the terms hereof shall be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares of Common Stock issuable on exercise of the Stock Option, unless and until the purchase price for such shares shall have been paid in full.

     6. In the event the Stock Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event the Stock Option shall be exercised in part, or a change in the number or designation of the Common Stock shall be made, this Agreement shall be delivered by Key Employee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the partial exercise or the change in the number or designation of the Common Stock.

     7. The Stock Option shall be exercised in accordance with such administrative regulations as the Board of Directors shall from time to time adopt.

     8. Confidential Information and Other Matters.

     (a) Key Employee acknowledges that the Company has disclosed, and may disclose to Key Employee, and Key Employee may otherwise become privy to or develop certain confidential information during the term of employment, such information being disclosed to Key Employee in order to allow Key Employee to perform his duties, and other confidential information being developed by Key Employee in fulfillment of Key Employee's required duties. Key Employee hereby covenants and agrees that he will not, without the prior written consent of the Company which may be withheld for any or no reason whatsoever by the Company, during the term of his employment or at any time thereafter, disclose or permit to be disclosed to any third party by any method whatsoever any of the confidential information of the Company. For the purposes herein, "confidential information" shall include, but not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, techniques, systems, formulas, patents, models, devices, programs, computer software, software architecture, structure or design, writings, research, personnel information, plans, or any other information of whatever nature in the possession or control of the Company which has not been published or disclosed to the general public, or which gives to the Company an opportunity to obtain an advantage over competitors who do not know of or use it. Key Employee further agrees that if his employment is terminated for any reason, he will leave with the Company and will not take originals or copies of any and all records, papers, documents, programs, computer software and data and any other matter of whatever nature, and in whatever form, which bears secret or confidential information of the Company.

     (b) Key Employee will not, during his employment with the Company and for two (2) years after the termination of his employment; (i) call upon any customers of the Company for the purpose of selling or soliciting for any person, corporation or entity other than the Company products or services competitive with those of the Company; (ii) interfere with the relationship of the Company and any of its employees, consultants, customers, resellers, service providers, agents or representatives; or (iii) directly or indirectly divert or attempt to divert from the Company any business in which the Company has been engaged nor interfere with the relationships of the Company with its dealers, distributors, sources of supply or customers.

     (c) Key Employee agrees promptly to reduce to writing and to disclose and assign, and hereby does assign, to the Company, its parent, subsidiaries, successors, assigns and nominees, all inventions, discoveries, improvements, copyrightable material, trademarks, programs, computer software, architecture, structure and design and ideas concerning the same, capable of use in connection with the business of the Company, which Key Employee may make or conceive, either solely or jointly with others, during the period of his employment by the Company, its parent, subsidiaries or successors.

     Key Employee agrees, without charge to the Company and at the Company's expense, to execute, acknowledge and deliver to the Company all such papers, including applications for patents, applications for copyright and trademark registrations, and assignments thereof, as may be necessary, and during the period of his employment assist the Company, its parent, subsidiaries, successors, assigns and nominees in every proper way to patent or register said programs, computer software, ideas, inventions, discoveries, improvements, copyrightable material or trademarks in any and all countries and to vest title thereto in the Company, its parent, subsidiaries, successors, assigns or nominees.

     Key Employee will promptly report to the Company all discoveries, inventions, or improvements of whatsoever nature conceived or made by him at any time he was employed by the Company, its parent, subsidiaries or successors. All such discoveries, inventions and improvements which are applicable in any way to the Company's business shall be the sole and exclusive property of the Company.

     (d) Key Employee agrees that any violation or breach of any provision of subparagraphs (a), (b) or (c) of this Paragraph 8 would cause irreparable harm to the Company and that such harm cannot be adequately compensated in money damages. Accordingly, any such violation or breach may be enjoined by any court of competent jurisdiction, without waiving or affecting claims for damages incurred by the Company in connection with such violation. All promises relating to actions or restraint of actions in periods subsequent to the expiration of the employment relationship with the Company shall remain effective and shall survive any termination of the employment relationship with the Company.

     9. Capitalized terms not defined herein shall have the meaning ascribed to them in the Plan.

     10. The Stock Option and this Agreement shall be construed, administered and governed by the laws of the Commonwealth of Pennsylvania.



                                                HOLT'S CIGAR HOLDINGS, INC

                                                BY:
                                                    ---------------------------
                                                       ROBERT G. LEVIN, PRES.



     The undersigned hereby accepts the foregoing Stock Option and the terms and conditions hereof.



------------------------------
Key Employee




 Dated:
        ---------------------------